Walthausen Funds                                     9 Executive Park Drive, Suite B, Clifton Park, NY 12065

January 30, 2008

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:  Walthausen Funds

File Nos. 811-22143; 333-147324

Attention: Mary Cole, Senior Counsel

Dear Ms. Cole:

On November 11, 2007 the Trust, on behalf of the Walthausen Small Cap Value Fund (the “Fund”), a series of the Trust, filed a Registration Statement on Form N-1A.  The Trust received written comments by a letter dated November 28, 2007.  A copy of the responses and changes made in response to your comments are included in the pre-effective amendment, and all changes are marked.

Comment 1

The Principal Investment Strategies and Policies of the Fund – State whether the small cap strategy is a fundamental policy of the Fund.  If not, indicate that the board can change the policy without shareholder approval and the Fund will give shareholders 60 days’ notice before implementing any change.

Response

The prospectus has been amended to include the following disclosure at the end of the first paragraph under The Principal Investment Strategies and Policies of the Fund: “The Board of Trustees can change this policy without shareholder approval. The Fund will notify you in writing at least 60 days before implementing any changes to this policy.”

Comment 2

The Principal Investment Strategies and Policies of the Fund – The second bullet point in this section states that the Fund may hold cash or cash-equivalents “When investment opportunities are limited.”  Explain in your response letter why this is an appropriate reason to invest less than 80% of the Fund’s assets in small cap securities.

Response

The referenced language has been replaced with “For temporary defensive purposes.”

Comment 3

Fees and Expenses – Please move the fee table footnotes to follow the example.

Response

The fee table footnotes have been moved to follow the example.

Comment 4

Fees and Expenses – In the side panel that describes the no-load feature of the Fund, the reference to “fees” probably should be changed to “sales charge” since the Fund does impose a redemption fee.

Response

The side panel has been removed.

Comment 5

Prior Performance of Similar Fund – Is the Paradigm Value Fund the only fund managed by John B. Walthausen that has similar objectives to the Fund?

Response

The Paradigm Value Fund was the only fund managed by John B. Walthausen that had substantially similar objective and strategy as the Walthausen Small Cap Value Fund.

Comment 6

Market Timing – The disclosure in this section refers to the Fund’s investments in foreign securities.  To what extent may the Fund invest in foreign securities?   Will such investments constitute a principal investment strategy?

Response

The adviser does not anticipate that the Fund will not invest more that 10% of its assets in foreign securities.  These investments will not constitute a principal investment strategy.

The Registrant hereby requests that the Commission accelerate the effective date of the registration of the Trust's shares to 1 p.m. on January 31, 2008, or the earliest practical time thereafter.

The Registrant acknowledges that:

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Should the Commission or the staff, acting pursuant to delegated authority, declare the filing effective, it does not foreclose the Commission from taking any action with respect to the filing;

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The action of the Commission or the staff, acting pursuant to delegated authority, in declaring the filing effective, does not relieve the fund from its full responsibility for the adequacy and accuracy of the disclosure in the filing; and

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The registrant may not assert this action as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Walthausen Fund

By:/s/ John B. Walthausen
John B. Walthausen, President

cc:  Jeff Provence, JoAnn Strasser